RULE 10f-3 REPORTING FORM

Name of Adviser/Subadviser:  	Loomis, Sayles & Company, L.P.

Name of Fund:   Franklin K2 Alternative Strategies Fund

Total Net Assets of Fund:  $46,394,175.28

Issuer:  Bank of America Corp

Underwriter(s) Bank of America Merrill Lynch, ABN AMRO Securities, ANZ Securities, Apto Partners, Banca di Intermediazione, Barclays Capital Real Estate, BBVA Securities, Blaylock Beal Van, BNY Mellon Capital Markets, Capital One Securities, CIBC World Markets, Commerz Markets, Danske Markets, Deutsche Bank Securities, Drexel Hamilton, ING Financial Markets, Lloyds Securities, Mitsubishi UFJ Securities, Mizuho Securities, nabSecurities, Natixis Securities North America, Nykredit Bank AS, Rabo Securities, RB International Finance USA, Samuel A Ramirez & Co, Santander Investment Securities, Scotia Capital, SG Americas Securities, Standard Charterted Bank, Unicredit Capital Markets

Affiliated Underwriter in the Syndicate: Natixis

Date of Purchase:   4/16/2015

Date of Offering:   4/16/2015

Amount of Purchase:     $6,211,621.50

Purchase Price:  $99.705

Commission or Spread:   Not public



Check that all the following conditions have been met (any exceptions should be discussed prior to commitment):

X	The securities are (i) part of an issue registered under the
Securities Act of 1933 (the "1933 Act") that is being offered to the public, (ii) part of an issue of government securities as defined under the Investment Company Act of 1940, (iii) "municipal securities" as defined under the Securities Exchange Act of 1934,
(iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule 144A of the 1933 Act.

If the securities meet conditions (i), (ii), (iv) or (v):

X	the issuer of such securities has been in continuous operation for not less than three years (including operations of predecessors).

If the securities meet condition (iii):

	such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities (or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years (including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).

X	The securities were purchased prior to the end of the first day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

X	The underwriting was a firm commitment.

X	The commission, spread or profit was reasonable and fair compared to that being received by others for underwriting similar securities during a comparable period of time.

X	The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund's investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.

X	No underwriter which is an affiliate of the Fund's adviser or sub-adviser was a direct or indirect participant in, or benefited directly or indirectly from the purchase.

X	The purchase was not part of a group sale (or part of the
institutional pot), or otherwise allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the Fund or affiliated person thereof.


Signature: /s/ Chip Bankes

Signed by:  Chip Bankes

Date: 4/30/2015




RULE 10f-3 REPORTING FORM

Name of Adviser/Subadviser:  	Loomis, Sayles & Company, L.P.

Name of Fund:   Franklin K2 Alternative Strategies Fund

Total Net Assets of Fund:  $46,429,354.15

Issuer:  Halcon Resources Corp

Underwriter(s) Barclays Capital, BMO Capital Markets, BNP Paribas Securities, Capital One Securities, Comerica Securities, Credit Suisse Securities, Goldman Sachs Group, ING Financial Markets, Jefferies & Co, JP Morgan Securities, Merrill Lynch Pierce Fenner, Natixis Securities North America, RBC Capital Markets, SunTrust Robinson Humphrey, Wells Fargo Securities

Affiliated Underwriter in the Syndicate:  Natixis

Date of Purchase:   4/21/2015

Date of Offering:   4/21/2015

Amount of Purchase:     $4,935,000.00

Purchase Price:  $100.00

Commission or Spread:   Not public

Check that all the following conditions have been met (any exceptions should be discussed prior to commitment):

X	The securities are (i) part of an issue registered under the
Securities Act of 1933 (the "1933 Act") that is being offered to the public, (ii) part of an issue of government securities as defined under the Investment Company Act of 1940, (iii) "municipal securities" as defined under the Securities Exchange Act of 1934, (iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule 144A of the 1933 Act.

If the securities meet conditions (i), (ii), (iv) or (v):

X	the issuer of such securities has been in continuous operation for not less than three years (including operations of predecessors).



If the securities meet condition (iii):

such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities (or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years (including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).


X	The securities were purchased prior to the end of the first day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

X	The underwriting was a firm commitment.

X	The commission, spread or profit was reasonable and fair compared to that being received by others for underwriting similar securities during a comparable period of time.

X	The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund's investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.

X	No underwriter which is an affiliate of the Fund's adviser or sub-adviser was a direct or indirect participant in, or benefited directly or indirectly from the purchase.

X	The purchase was not part of a group sale (or part of the
institutional pot), or otherwise allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the Fund or affiliated person thereof.


Signature: /s/ Chip Bankes

Signed by:  Chip Bankes

Date: 4/30/2015

RULE 10f-3 REPORTING FORM

Name of Adviser/Subadviser:  	Loomis, Sayles & Company, L.P.

Name of Fund:   Franklin K2 Alternative Strategies Fund

Total Net Assets of Fund:  $44,914,677.54

Issuer:  Sabre GLBL Inc

Underwriter(s)  Goldman Sachs, Bank of America Merrill Lynch,
Deutsche Bank Securities, LionTree Advisors LLC, Mizuho
Securities USA, Morgan Stanley, Natixis, TPG Captial

Affiliated Underwriter in the Syndicate:  Natixis

Date of Purchase:   4/1/2015

Date of Offering:   4/1/2015

Amount of Purchase:     $5,250,000.00

Purchase Price:  $100.00

Commission or Spread:   Not public



Check that all the following conditions have been met (any exceptions should be discussed prior to commitment):

X	The securities are (i) part of an issue registered under the
Securities Act of 1933 (the "1933 Act") that is being offered to the public, (ii) part of an issue of government securities as defined under the Investment Company Act of 1940, (iii) "municipal securities" as defined under the Securities Exchange Act of 1934, (iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule 144A of the 1933 Act.

If the securities meet conditions (i), (ii), (iv) or (v):

X	the issuer of such securities has been in continuous operation for not less than three years (including operations of predecessors).



If the securities meet condition (iii):

such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities (or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years (including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).


X	The securities were purchased prior to the end of the first day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

X	The underwriting was a firm commitment.

X	The commission, spread or profit was reasonable and fair compared to that being received by others for underwriting similar securities during a comparable period of time.

X	The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund's investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.

X	No underwriter which is an affiliate of the Fund's adviser or sub-adviser was a direct or indirect participant in, or benefited directly or indirectly from the purchase.

X	The purchase was not part of a group sale (or part of the
institutional pot), or otherwise allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the Fund or affiliated person thereof.


Signature: /s/ Chip Bankes

Signed by:  Chip Bankes

Date: 4/30/2015



RULE 10f-3 REPORTING FORM

Name of Adviser/Subadviser:  	Loomis, Sayles & Company, L.P.

Name of Fund:   Franklin K2 Alternative Strategies Fund

Total Net Assets of Fund:  $49,394,073.51

Issuer:  Latam Airlines Group SA

Underwriter(s) Citigroup Global Markets Inc, Deutsche Bank Securities Inc, JP Morgan Securities, Natixis

Affiliated Underwriter in the Syndicate:  Natixis

Date of Purchase:   5/14/2015

Date of Offering:   5/14/2015

Amount of Purchase:     $52,325,000.00

Purchase Price:  $100.00

Commission or Spread:   0.75%



Check that all the following conditions have been met (any exceptions should be discussed prior to commitment):

X	The securities are (i) part of an issue registered under the
Securities Act of 1933 (the "1933 Act") that is being offered to the public, (ii) part of an issue of government securities as defined under the Investment Company Act of 1940, (iii) "municipal securities" as defined under the Securities Exchange Act of 1934, (iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule 144A of the 1933 Act.

If the securities meet conditions (i), (ii), (iv) or (v):

X	the issuer of such securities has been in continuous operation for not less than three years (including operations of predecessors).


If the securities meet condition (iii):

such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities (or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years (including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).


X	The securities were purchased prior to the end of the first
day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

X	The underwriting was a firm commitment.

X	The commission, spread or profit was reasonable and fair
compared to that being received by others for underwriting similar securities during a comparable period of time.

X	The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund's investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.

X	No underwriter which is an affiliate of the Fund's adviser or sub-adviser was a direct or indirect participant in, or benefited directly or indirectly from the purchase.

X	The purchase was not part of a group sale (or part of the
institutional pot), or otherwise allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the Fund or affiliated person thereof.


Signature: /s/ Chip Bankes

Signed by:  Chip Bankes

Date: 5/31/2015

RULE 10f-3 REPORTING FORM

Name of Adviser/Subadviser:  	Loomis, Sayles & Company, L.P.

Name of Fund:   Franklin K2 Alternative Strategies Fund

Total Net Assets of Fund:  $44,850,061.89

Issuer:  Whiting Petroleum Corp

Underwriter(s)  See attached

Affiliated Underwriter in the Syndicate:  Natixis

Date of Purchase:   3/24/2015

Date of Offering:   3/24/2015

Amount of Purchase:     $12,725,000.00

Purchase Price:  $100.00

Commission or Spread:   1.00%



Check that all the following conditions have been met (any exceptions should be discussed prior to commitment):

X	The securities are (i) part of an issue registered under the
Securities Act of 1933 (the "1933 Act") that is being offered to the public, (ii) part of an issue of government securities as defined under the Investment Company Act of 1940, (iii) "municipal securities" as defined under the Securities Exchange Act of 1934,
(iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule 144A of the 1933 Act.

If the securities meet conditions (i), (ii), (iv) or (v):

X	the issuer of such securities has been in continuous operation for not less than three years (including operations of predecessors).



If the securities meet condition (iii):

such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities (or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years (including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).


X	The securities were purchased prior to the end of the first
day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

X	The underwriting was a firm commitment.

X	The commission, spread or profit was reasonable and fair compared to that being received by others for underwriting similar securities during a comparable period of time.

X	The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund's investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.

X	No underwriter which is an affiliate of the Fund's adviser or sub-adviser was a direct or indirect participant in, or benefited directly or indirectly from the purchase.

X	The purchase was not part of a group sale (or part of the
institutional pot), or otherwise allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the Fund or affiliated person thereof.



Signature:

Signed by:  Chip Bankes

Date: 3/31/2015




RULE 10f-3 REPORTING FORM

Name of Adviser/Subadviser:  	Loomis, Sayles & Company, L.P.

Name of Fund:   Franklin K2 Alternative Strategies Fund

Total Net Assets of Fund:  $43,962,046.02

Issuer:  Markwest Energy Part/Fin

Underwriter(s)  See attached

Affiliated Underwriter in the Syndicate:  Natixis

Date of Purchase:   2/26/2015

Date of Offering:   2/26/2015

Amount of Purchase:     $11,253,432.82

Purchase Price:  $101.625

Commission or Spread:   1.00%



Check that all the following conditions have been met (any exceptions should be discussed prior to commitment):

X	The securities are (i) part of an issue registered under the
Securities Act of 1933 (the "1933 Act") that is being offered to the public, (ii) part of an issue of government securities as defined under the Investment Company Act of 1940, (iii) "municipal securities" as defined under the Securities Exchange Act of 1934, (iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule 144A of the 1933 Act.

If the securities meet conditions (i), (ii), (iv) or (v):

X	the issuer of such securities has been in continuous operation for not less than three years (including operations of predecessors).



If the securities meet condition (iii):

such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities (or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years (including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).


X	The securities were purchased prior to the end of the first
day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

X	The underwriting was a firm commitment.

X	The commission, spread or profit was reasonable and fair
compared to that being received by others for underwriting similar securities during a comparable period of time.

X	The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund's investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.

X	No underwriter which is an affiliate of the Fund's adviser
or sub-adviser was a direct or indirect participant in, or benefited directly or indirectly from the purchase.

X	The purchase was not part of a group sale (or part of the
institutional pot), or otherwise allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the Fund or affiliated person thereof.


Signature:

Signed by:  Chip Bankes

Date: 3/31/2015